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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2001


                                Tyson Foods, Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                 0-3400                  71-0225165
        -------------------            ------                  ----------
       (State or Other Juris-     (Commission File      (IRS Employer diction of
     diction of Incorporation)         Number)            Identification No.)

2210 West Oaklawn Drive, Springdale, Arkansas                  72762-6999
----------------------------------------------                 ----------
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (501) 290-4000

                                       N/A
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         (a) On August 16, 2001, Tyson Foods, Inc. (the "Company") filed a Current Report on Form 8-K announcing the acquisition of 50.1% of the common stock, par value $0.05 per share, of IBP, inc. ("IBP") by tender offer by Lasso Acquisition Corporation ("Lasso"), a wholly-owned subsidiary of the Company. On August 31, 2001, the Company filed a Current Report on Form 8-K to include the Financial Statements and Pro Forma Financial Information required by Item 7 of Form 8-K with respect to such acquisition. On September 28, 2001, the Company completed the acquisition of IBP upon the effectiveness of the merger of IBP into Lasso. Attached as Exhibit 99.5 is the Company's press release announcing completion of the merger. This amendment to the Company's Current Report on Form 8-K also includes as an attachment the Pro Forma Financial Information required by Item 7 of Form 8-K.

         (b) IBP is one of the world's largest manufacturers of fresh meats and frozen and refrigerated food products. The acquisition of IBP will allow Tyson to expand its business to include the processing and marketing of beef and pork products. Tyson plans to use its expertise to accelerate IBP's program to develop value-added convenience foods and case ready retail products in beef and pork. It is currently expected that the business and operations of IBP will be continued substantially as they are currently being conducted.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a)    Financial Statements of Business Acquired:

       See Exhibits 99.1 and 99.2 of this Current Report.


(b)    Pro Forma Financial Information:

       See Exhibits 99.3 and 99.4 of this Current Report.


(c)    Exhibits:

       Exhibit                         Description

       2.1 Agreement and Plan of Merger among IBP, Tyson and Purchaser dated as of January 1, 2001 (incorporated by reference to Exhibit (d)(4) to Amendment No. 9 to the Schedule TO filed on January 5, 2001).

       2.2           Stipulation and Order dated June 27, 2001, IBP, inc. v.
                     Tyson Foods, Inc., C.A. No. 18373, Court of Chancery of the State of Delaware (incorporated by reference to the Schedule TO filed on July 3, 2001).


       10.1 Credit Agreement among Tyson, The Chase Manhattan Bank ("Chase"), J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch Capital Corporation, SunTrust Bank and SunTrust Capital Markets, Inc. with respect to a senior unsecured bridge credit facility in an aggregate principal amount of $2.5 billion dated August 3, 2001 (incorporated by reference to Exhibit (b)(3) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

       10.2 Receivables Bridge Credit Agreement among Tyson, Chase and JPMorgan with respect to a senior unsecured receivables bridge credit facility in an aggregate principal amount of $350 million dated August 3, 2001 (incorporated by reference to Exhibit (b)(4) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

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       23.1          Consent of PricewaterhouseCoopers LLP, independent auditors for IBP, inc. (incorporated by reference to Amendment No. 1 to the Current Report on Form 8-K filed August 31, 2001)

       99.1 Audited financial statements for IBP, inc. for the periods specified in Rule 3-105(b) of Regulation S-X, and accountants' report provided pursuant to Rule 2-02 of Regulation S-X. (incorporated by reference to Amendment No. 1 to the Current Report on Form 8-K filed August 31,
                     2001)

       99.2 Unaudited interim financial statements for the periods specified in Rule 3-105(b) of Regulation S-X. (incorporated by reference to Amendment No. 1 to the Current Report on Form 8-K filed August 31, 2001)

       99.3 Pro forma financial information for the combined Tyson Foods, Inc. and IBP, inc. prepared pursuant to Article 11 of Regulation S-X. (incorporated by reference to Amendment No. 1 to the Current Report on Form 8-K filed August 31,
                     2001)

       99.4 Pro forma financial information for the combined Tyson Foods, Inc. and IBP, inc. prepared pursuant to Article 11 of Regulation S-X.

       99.5          Press Release issued by the Company dated September 28,
                     2001.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TYSON FOODS, INC.



Date: October 12, 2001                               By: /s/ R. Read Hudson
                                                         ------------------
                                                         Name: R. Read Hudson
                                                         Title: Secretary

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith.

Exhibit   Description

99.4 Pro forma financial information for the combined Tyson Foods, Inc. and IBP, inc. prepared pursuant to Article 11 of Regulation S-X.

99.5      Press Release issued by the Company dated September 28, 2001.